UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares Trust
-------------
(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares Dow Jones Select Dividend Index Fund	NYSE Arca, Inc.	43-2027550
iShares Dow Jones Transportation Average Index Fund	NYSE Arca, Inc.	43-2027548
iShares Dow Jones U.S. Aerospace & Defense Index Fund	NYSE Arca, Inc.	34-2061333
iShares Dow Jones U.S. Basic Materials Sector Index Fund	NYSE Arca, Inc.	94-3351292
iShares Dow Jones U.S. Broker-Dealers Index Fund	NYSE Arca, Inc.	34-2061334
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	NYSE Arca, Inc.	94-3351295
iShares Dow Jones U.S. Consumer Services Sector Index Fund	NYSE Arca, Inc.	94-3351294
iShares Dow Jones U.S. Energy Sector Index Fund	NYSE Arca, Inc.	94-3351296
iShares Dow Jones U.S. Financial Sector Index Fund	NYSE Arca, Inc.	94-3351300
iShares Dow Jones U.S. Financial Services Index Fund	NYSE Arca, Inc.	94-3351305
iShares Dow Jones U.S. Healthcare Providers Index Fund	NYSE Arca, Inc.	34-2061336
iShares Dow Jones U.S. Healthcare Sector Index Fund	NYSE Arca, Inc.	94-3351306
iShares Dow Jones U.S. Home Construction Index Fund	NYSE Arca, Inc.	34-2061335
iShares Dow Jones U.S. Industrial Sector Index Fund	NYSE Arca, Inc.	94-3351307
iShares Dow Jones U.S. Insurance Index Fund	NYSE Arca, Inc.	34-2061337
iShares Dow Jones U.S. Medical Devices Index Fund	NYSE Arca, Inc.	34-2061338
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	NYSE Arca, Inc.	34-2061339
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	NYSE Arca, Inc.	34-2061332
iShares Dow Jones U.S. Pharmaceuticals Index Fund	NYSE Arca, Inc.	34-2061340
iShares Dow Jones U.S. Real Estate Index Fund	NYSE Arca, Inc.	94-3351312
iShares Dow Jones U.S. Regional Banks Index Fund	NYSE Arca, Inc.	34-2061342
iShares Dow Jones U.S. Technology Sector Index Fund	NYSE Arca, Inc.	94-3351314
iShares Dow Jones U.S. Telecommunications Sector Index Fund	NYSE Arca, Inc.	94-3351316
iShares Dow Jones U.S. Index Fund	NYSE Arca, Inc.	94-3351291
iShares Dow Jones U.S. Utilities Sector Index Fund	NYSE Arca, Inc.	94-3351317
iShares FTSE/Xinhua China 25 Index Fund	NYSE Arca, Inc.	54-2124824
iShares KLD Select SocialSM Index Fund	NYSE Arca, Inc.	55-0881112
iShares Lehman 10-20 Year Treasury Bond Fund	NYSE Arca, Inc.	51-0593341
iShares Lehman 1-3 Year Credit Bond Fund	NYSE Arca, Inc.	51-0593237
iShares Lehman 3-7 Year Treasury Bond Fund	NYSE Arca, Inc.	51-0593338
iShares Lehman Credit Bond Fund	NYSE Arca, Inc.	51-0593232
iShares Lehman Government/Credit Bond Fund	NYSE Arca, Inc.	51-0593222
iShares Lehman Intermediate Credit Bond Fund	NYSE Arca, Inc.	51-0593236
iShares Lehman Intermediate Government/Credit Bond Fund	NYSE Arca, Inc.	51-0593224
iShares Lehman Short Treasury Bond Fund	NYSE Arca, Inc.	51-0593339
iShares Lehman TIPS Bond Fund	NYSE Arca, Inc.	43-2027552
iShares Morningstar Large Core Index Fund	NYSE Arca, Inc.	57-1201373
iShares Morningstar Large Growth Index Fund	NYSE Arca, Inc.	57-1201376
iShares Morningstar Large Value Index Fund	NYSE Arca, Inc.	57-1201381
iShares Morningstar Mid Core Index Fund	NYSE Arca, Inc.	57-1201386
iShares Morningstar Mid Growth Index Fund	NYSE Arca, Inc.	57-1201391
iShares Morningstar Mid Value Index Fund	NYSE Arca, Inc.	57-1201435
iShares Morningstar Small Core Index Fund	NYSE Arca, Inc.	57-1201436
iShares Morningstar Small Growth Index Fund	NYSE Arca, Inc.	57-1201439
iShares Morningstar Small Value Index Fund	NYSE Arca, Inc.	57-1201440
iShares MSCI EAFE Growth Index Fund	NYSE Arca, Inc.	32-0148671
iShares MSCI EAFE Index Fund	NYSE Arca, Inc.	94-3401419
iShares MSCI EAFE Value Index Fund	NYSE Arca, Inc.	74-3145551
iShares NYSE 100 Index Fund	NYSE Arca, Inc.	34-1980114
iShares NYSE Composite Index Fund	NYSE Arca, Inc.	34-1980116
iShares Russell MicrocapTM Index Fund	NYSE Arca, Inc.	51-0548938
iShares S&P 1500 Index Fund	NYSE Arca, Inc.	59-3775979
iShares S&P 500 Growth Index Fund	NYSE Arca, Inc.	94-3351277
iShares S&P 500 Index Fund	NYSE Arca, Inc.	94-3351276
iShares S&P 500 Value Index Fund	NYSE Arca, Inc.	94-3351278
iShares S&P Europe 350 Index Fund	NYSE Arca, Inc.	94-3351288
iShares S&P Global 100 Index Fund	NYSE Arca, Inc.	94-3369034
iShares S&P Global Consumer Discretionary Sector Index Fund	NYSE Arca, Inc.	94-3407641
iShares S&P Global Consumer Staples Sector Index Fund	NYSE Arca, Inc.	94-3407642
iShares S&P Global Energy Sector Index Fund	NYSE Arca, Inc.	94-3407643
iShares S&P Global Financials Sector Index Fund	NYSE Arca, Inc.	94-3407645
iShares S&P Global Healthcare Sector Index Fund	NYSE Arca, Inc.	94-3407646
iShares S&P Global Industrials Sector Index Fund	NYSE Arca, Inc.	94-3407648
iShares S&P Global Materials Sector Index Fund	NYSE Arca, Inc.	26-0711685
iShares S&P Global Technology Sector Index Fund	NYSE Arca, Inc.	94-3407649
iShares S&P Global Telecommunications Sector Index Fund	NYSE Arca, Inc.	94-3407647
iShares S&P Global Utilities Sector Index Fund	NYSE Arca, Inc.	94-3407651
iShares S&P GSSI™ Natural Resources Index Fund	NYSE Arca, Inc.	94-3382502
iShares S&P GSTI™ Networking Index Fund	NYSE Arca, Inc.	94-3399996
iShares S&P GSTI™ Semiconductor Index Fund	NYSE Arca, Inc.	94-3399997
iShares S&P GSTI™ Software Index Fund	NYSE Arca, Inc.	94-3399998
iShares S&P GSTI™ Technology Index Fund	NYSE Arca, Inc.	94-3382503
iShares S&P Latin America 40 Index Fund	NYSE Arca, Inc.	94-3405402
iShares S&P MidCap 400 Growth Index Fund	NYSE Arca, Inc.	94-3351281
iShares S&P MidCap 400 Index Fund	NYSE Arca, Inc.	94-3351279
iShares S&P MidCap 400 Value Index Fund	NYSE Arca, Inc.	94-3351282
iShares S&P SmallCap 600 Growth Index Fund	NYSE Arca, Inc.	94-3351286
iShares S&P SmallCap 600 Index Fund	NYSE Arca, Inc.	94-3351285
iShares S&P SmallCap 600 Value Index Fund	NYSE Arca, Inc.	94-3351287
iShares S&P World ex-U.S. Property Index Fund	NYSE Arca, Inc.	26-0258667
iShares S&P/TOPIX 150 Index Fund	NYSE Arca, Inc.	94-3405400

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                              [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                            [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                           333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:      None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the following funds, reference is made to Post-Effective Amendment No. 83 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on June 28, 2007 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

iShares Lehman Credit Bond Fund
iShares Lehman Government/Credit Bond Fund
iShares Lehman Intermediate Credit Bond Fund
iShares Lehman Intermediate Government/Credit Bond Fund
iShares Lehman Short Treasury Bond Fund
iShares Lehman TIPS Bond Fund
iShares Lehman 1-3 Year Credit Bond Fund
iShares Lehman 3-7 Year Treasury Bond Fund
iShares Lehman 10-20 Year Treasury Bond Fund

For the following funds, reference is made to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 26, 2007 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares KLD Select SocialSM Index Fund
iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund
iShares Russell MicrocapTM Index Fund
iShares S&P 1500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Utilities Sector Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P/TOPIX 150 Index Fund

            For the iShares S&P World ex-U.S. Property Index Fund, reference is made to Post-Effective Amendment No. 93 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 30, 2007 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the following funds, reference is made to Post-Effective Amendment No. 117 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 26, 2007 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

iShares FTSE/Xinhua China 25 Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Value Index Fund
iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund
iShares S&P GSSI™ Natural Resources Index Fund
iShares S&P GSTI™ Networking Index Fund
iShares S&P GSTI™ Semiconductor Index Fund
iShares S&P GSTI™ Software Index Fund
iShares S&P GSTI™ Technology Index Fund

Item 2. Exhibits

1.           Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A dated September 19, 2006 (File Nos. 333-92935; 811-09729) (“PEA No. 53”).

2.           Registrant’s Restated Certificate of Trust, incorporated by reference to Exhibit (a.1) of PEA No. 53.

3.           Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 74 to the registration statement on Form N-1A dated March 23, 2007 (File Nos. 333-92935; 811-09729).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: December 3, 2007	iSHARES TRUST By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary